STOCK OPTION PLAN	12 Months Ended
Dec. 31, 2012
Disclosure Of Compensation Related Costs, Share-Based Payments [Abstract]
STOCK OPTION PLAN

NOTE 15 — STOCK OPTION PLAN

Pursuant to our 2012 Stock Incentive Plan, our board of directors is authorized to award stock options to purchase shares of common stock to our officers, directors, employees and certain others, up to a total of 500,000 shares of common stock, subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change. Stockholders will experience dilution in the event that shares of common stock are issued pursuant to the 2012 Stock Incentive Plan or any warrants that may be outstanding. As of December 31, 2012, no options have been granted under this plan.

Micronet has issued immaterial number of stock options during the year ended December 31, 2012. Stock based compensation for the year ended December 31, 2012 was immaterial.